Statements of Cash Flows (Unaudited) - Quarterly (093014 Quarterly [Member], USD $)	9 Months Ended
	Sep. 30, 2014	Sep. 30, 2013
093014 Quarterly [Member]
OPERATING ACTIVITIES
Net loss	$ (237,874)	$ (183,802)
Changes in operating assets and liabilities:
Accounts receivable	(5)
Accounts payable and accrued expenses	132,712	30,137
Accrued Salaries - Related Parties	86,416	57,000
Net cash used in operating activities	(18,751)	(24,176)
FINANCING ACTIVITIES
Advances on lines of credit	5,755	14,968
Payments on note payable	(722)	(1,802)
Advances - member/shareholder loan	12,345	12,224
Net cash provided by financing activities	17,378	25,390
NET INCREASE (DECREASE) IN CASH	(1,373)	1,214
CASH
Beginning of year	1,513	207
End of year	140	1,421
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid
Interest paid	$ 360	$ 153